Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities And Other Liabilities [Abstract]
Broker commissions			$ 925
Clinical	$ 521	$ 259	159
Compensation and benefits	635	684	42
Accounting and legal	169	416	110
Other	35	10	21
Total accrued expenses	$ 1,360	$ 1,369	$ 1,257